Exhibit 10.3


NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY ONLY BE ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT, IF ANY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE LAW WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISION.


November __, 2007


                              HC INNOVATIONS, INC.

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

         For value received, this warrant (the "WARRANT") is hereby issued by HC INNOVATIONS, INC., a Delaware corporation (the "COMPANY"), to [INSERT NAME OF HOLDER] (the "HOLDER"). Subject to the provisions of this Warrant, the Company hereby grants to the Holder the right to purchase from the Company up to [10% OF FACE AMOUNT OF NOTE: INSERT AMOUNT] shares of common stock of the Company's fully paid and non-assessable shares of Common Stock, at an exercise price per share as defined below.

         The term "COMMON STOCK" means the Common Stock, par value $0.001 per share, of the Company. The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "WARRANT SHARES."

         The term "EXERCISE PRICE" means the exercise price of any warrants issued in connection with the Company's Qualified Financing (as defined below); provided, however, that in the event the Company does not consummate a Qualified Financing prior to the Maturity Date (as defined below) of that certain Twelve-Month 10% Secured Convertible Note (the "Note") issued in connection herewith to the Holder on the date hereof, the "Exercise Price" shall be the average of the lowest bid prices for the consecutive twenty (20) trading day period prior to the Maturity Date.

         The term "MATURITY DATE" means November __, 2008.

         The term "QUALIFIED FINANCING" is defined as the sale for cash by the Company in a transaction or series of related transactions of debt, equity,
equity-linked   securities  or  any
combination thereof (the "SECURITIES") generating gross proceeds to the Company (excluding the principal amount of any Notes tendered in connection therewith) of at least $10,000,000.

         The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

         1. EXERCISE OF WARRANT. (a) Subject to the terms and conditions set forth herein, the Holder may exercise this Warrant, in whole or in part, at any time or from time to time, pursuant to the procedures provided below, at any time on or before the earlier of (i) 5:00 p.m., New York time, on the day occurring five (5) years from [INSERT THE WARRANT ISSUANCE DATE] (the "EXPIRATION DATE") or, if such day is a day on which banking institutions in New York are authorized by law to close, then on the next succeeding day that shall not be such a day. The Warrant shall only be exercisable on a cash basis. To exercise this Warrant, in whole or in part, the Holder shall present and surrender this Warrant to the Company at its principal office, with the Warrant Exercise Form attached hereto duly executed by the Holder and accompanied by payment in cash, wire transfer or by check, payable to the order of the Company, of the aggregate Exercise Price for the total aggregate number of shares of Common Stock for which this Warrant is exercised. To the extent that a portion of this Warrant is not exercised, the Company shall issue a new warrant representing the unexercised portion. Upon receipt by the Company of this Warrant, together with the executed Warrant Exercise Form and payment of the Exercise Price for the shares to be acquired, in proper form for exercise, and subject to the Holder's compliance with all requirements of this Warrant for the exercise hereof, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder; PROVIDED, HOWEVER, that no exercise of this Warrant shall be effective, and the Company shall have no obligation to issue any Common Stock to the Holder upon any attempted exercise of this Warrant, unless the Holder shall have first delivered to the Company, in form and substance reasonably satisfactory to the Company, appropriate representations so as to provide the Company reasonable assurances that the securities issuable upon exercise may be issued without violation of the registration requirements of the Securities Act and applicable state securities laws, including without limitation representations that the Holder is familiar with the Company and its business and financial condition and has had an opportunity to ask questions and receive documents relating thereto to his reasonable satisfaction.

         2. RESERVATION OF SHARES. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock from time to time receivable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

         3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

         4.       INTENTIONALLY DELETED.

         5. REGISTRATION RIGHTS. The Holder shall have certain registration rights with respect to the registration the Warrant Shares as provided in that certain Registration Rights Agreement by and between the Company and the parties thereto.

         6.       ASSIGNMENT OR LOSS OF WARRANT.

                  6.1 Subject to the transfer restrictions herein (including Section 9), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in the instrument or assignment, and shall issue to the assignor a new Warrant evidencing any portion of this Warrant not so assigned, and this Warrant certificate shall promptly be cancelled. A Warrant, if properly assigned in its entirety in compliance with Section 9, may be exercised by the new Holder without the issuance of a new Warrant certificate.

                  6.2 Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and of reasonably satisfactory indemnification by the Holder, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a replacement Warrant of like tenor and date.

         7. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         8.       ADJUSTMENTS.

                  8.1 ADJUSTMENT FOR RECAPITALIZATION. If the Company shall at any time after the date hereof subdivide its outstanding shares of Common Stock by recapitalization, reclassification, or split-up thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time after the date hereof combine the outstanding shares of Common Stock by recapitalization, reclassification, or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this Section 8.1 shall be effective at the close of business on the effective date of such subdivision or combination.

         Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 8.1, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

                  8.2 ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER. In case of any reorganization of the Company after the date hereof or in case after such date the Company shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger, or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

                  8.3 CERTIFICATE AS TO ADJUSTMENTS. The adjustments provided in this Section 8 shall be interpreted and applied by the Company in such a fashion so as to reasonably preserve the applicability and benefits of this Warrant (but not to increase or diminish the benefits hereunder). In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by two executive officers of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each Holder.

                  8.4      NOTICES OF RECORD DATE, ETC. In the event that:

                  (a) the Company authorizes the granting to Common Stock holders of any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

                  (b) the Company authorizes any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity; or

                  (c) the Company authorizes any voluntary or involuntary dissolution, liquidation, or winding up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to the holder of this Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such right, and stating the amount and character of such right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, or winding up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

                  8.5 NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 10 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

         9. TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant and any Warrant Shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 9 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

         10. LEGEND. Unless the shares of Warrant Shares have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Shares, all certificates representing shares shall bear on the face thereof substantially the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR UNLESS AN OPINION OF COUNSEL TO THE CORPORATION IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

         1.11. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to the Company:         HC Innovations, Inc.
                           10 Progress Drive, Suite 200
                           Shelton, CT 06484
                           Attention: David Chess, MD, CEO
                           Telephone: (203) 925-9600


With a copy to:            Gersten Savage, LLP
                           600 Lexington Avenue
                           New York, New York 10022
                           Attention: Jay M. Kaplowitz, Esq.
                           Telephone: (212) 752-9700

         12. APPLICABLE LAW. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of such State.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.


                                        HC INNOVATIONS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                              WARRANT EXERCISE FORM

         The undersigned hereby irrevocably elects to (i) exercise the within Warrant to purchase __________ shares of the Common Stock of HC INNOVATIONS, INC., a Delaware corporation, pursuant to the provisions of Section 1 of the attached Warrant, and hereby makes payment of $__________ in payment therefore. The undersigned's execution of this form constitutes the undersigned's agreement to all the terms of the Warrant and to comply therewith.


                                        ----------------------------------------
                                        Signature
                                        Print Name:



                                        ----------------------------------------
                                        Signature, if jointly held

                                        Print Name:


                                        ----------------------------------------
                                        Date

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED_____________________________ ("Assignor") hereby sells, assigns, and transfers unto _______________________________ ("Assignee") all of Assignor's right, title and interest in, to and under this Warrant issued by HC INNOVATIONS, INC. dated ______________.


DATED:
       -----------------------------

                                                  ASSIGNOR:



                                                  ------------------------------
                                                  Signature
                                                  Print Name:



                                                  ------------------------------
                                                  Signature, if jointly held
                                                  Print Name:


                                                  ASSIGNEE:


The undersigned agrees to all of the terms of the Warrant and to comply therewith.



                                                  ------------------------------
                                                  Signature
                                                  Print Name:



                                                  ------------------------------
                                                  Signature, if jointly held
                                                  Print Name: